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                                                                   EX.99.906CERT
         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Wexford Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Wexford Trust for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Wexford Trust for the stated period.

/s/ Ronald H. Muhlenkamp                    /s/ James S. Head
-----------------------------------         -----------------------------------
Ronald H. Muhlenkamp                        James S. Head
President, The Wexford Trust                Treasurer, The Wexford Trust

Dated: March 10, 2006                       Dated: March 10, 2006
      ---------------------                       ---------------------



This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Wexford Trust for purposes of the Securities Exchange Act of 1934.







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